EXHIBIT 10.9

AMENDMENT 2009-1

THE PNC FINANCIAL SERVICES GROUP, INC.

KEY EXECUTIVE EQUITY PROGRAM

(as amended and restated as of January 1, 2009)

WHEREAS, The PNC Financial Services Group, Inc. (the “Corporation”) sponsors The PNC Financial Services Group, Inc. Key Executive Equity Program (the “Plan”);.

WHEREAS, the Corporation wishes to amend the Plan to change the definition of annual base salary; and

WHEREAS, Section 7 of the Plan authorizes the Corporation to amend the Plan.

NOW, THEREFORE, IT IS RESOLVED, that the Plan is hereby amended as follows:

1. Effective July 1, 2009, Section 1.1 (“Annual Base Salary”) is amended to add the following new sentence immediately at the end thereof:

“Notwithstanding any other provision of the Plan, with respect to amounts paid on or after July 1, 2009, Annual Base Salary shall not include amounts paid in the form of salary share units.”

Except as herein amended, the Plan shall remain in full force and effect.

Executed and adopted by the Chief Human Resources Officer of The PNC Financial Services Group, Inc. this 24th day of December, 2009 pursuant to the authority delegated by the Corporation’s Personnel and Compensation Committee.

/s/ Joan L. Gulley
Joan L. Gulley
Executive Vice President and
Chief Human Resources Officer